BlueLinx Fourth Quarter 2018 Earnings Webcast * This presentation has been revised as described in the “Explanatory Note” to the Form 8-K/A of BlueLinx Holdings Inc. furnished to the Securities and Exchange Commission on March 13, 2019.

Notes To Investors Forward-Looking Statements. This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance, liquidity levels or achievements, and may contain the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” “will be,” “will likely continue,” “will likely result” or words or phrases of similar meaning. The forward-looking statements in this presentation include statements about our expectations for the progress and completion of the integration of Cedar Creek; expected levels of run-rate synergies from the Cedar Creek acquisition; expected costs to achieve synergies from the Cedar Creek acquisition; expectations regarding the realization of run-rate synergies from the Cedar Creek acquisition; our plans with respect to the consolidation of additional facilities in overlapping geographies; our plans with respect to the conversion of our ERP platform; our ability to sell owned real estate and the expected proceeds therefrom; our expectations for the performance of our end-use markets and commodity prices and margins; the timing and success of ongoing supplier partnership negotiations; our strategic initiatives; our expected levels of liquidity; our potential uses of cash and the potential cash available for reduction of debt; our expected future leverage and leverage ratios; our ability to execute sale leaseback transactions to reduce debt; and our expectations for treatment of net operating losses in the future. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by BlueLinx to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental, and technological factors outside of BlueLinx’s control that may cause its business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: our ability to successfully integrate the Cedar Creek business and realize anticipated synergies from the acquisition; the significant indebtedness that we have incurred in connection with the Cedar Creek acquisition; changes in commodities pricing and our ability to successfully manage inventory levels; new housing starts; disintermediation by customers or suppliers; supply from our key vendors; changes in the prices, supply and/or demand for products that we distribute; general economic and business conditions in the United States; the imposition or threat of protectionist trade policies or import or export tariffs; modified or new global or regional trade agreements; acceptance by our customers of our branded and privately branded products; financial condition and creditworthiness of our customers; our ability to monetize real estate assets to reduce leverage; reliability of the technologies we utilize; the activities of competitors; changes in significant operating expenses; fuel costs; risk of losses associated with accidents; exposure to product liability claims; changes in the availability of capital and interest rates; adverse weather patterns or conditions; acts of cyber intrusion; variations in the performance of the financial markets, including the credit markets; and other factors described in the “Risk Factors” section in our Annual Report on Form 10-K for the year ended December 30, 2017, our Quarterly Reports on Form 10-Q, and in our periodic reports filed with the Securities and Exchange Commission from time to time. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, and changes in expectations or otherwise, except as required by law Non-GAAP Financial Measures and Supplementary Financial Information. BlueLinx reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). We also believe that presentation of certain non-GAAP measures, such as Adjusted EBITDA, as well as GAAP-based and non-GAAP supplemental financial measures, may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. Explanations of these non-GAAP measures and these GAAP-based and non-GAAP supplemental financial measures are included in the accompanying Appendix to this presentation. And any non-GAAP measures used herein are reconciled herein or in the financial tables in the Appendix to their most directly comparable GAAP measures. We caution that non-GAAP measures and supplemental financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results. Immaterial Rounding Differences. Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations. This presentation and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. 2

Fourth Quarter and Full Year 2018 - Key Highlights Fourth Quarter and Full Year 2018 • Fourth Quarter and Full Year Pro forma Net Sales were $673 million and $3.3 billion, respectively • Fourth Quarter and Full Year Pro forma Adjusted EBITDA of $7 million and $80 million, respectively • Cedar Creek integration ahead of schedule; should be substantially complete in Q3 2019 • Annual run-rate synergies exceeded $30 million as of year-end, and expected to be over $50 million in 2020 • Expected costs to achieve narrowed to $25 - $30 million • U.S. Single Family Housing Starts down 9.6% in Q4, impacting sales volume performance • Historic second half decline in lumber and panel commodity prices negatively impacted results 3

Integration Highlights to Date ACCOMPLISHMENTS • Cedar Creek integration ahead of schedule • Expect to realize cost savings of $30 million in 2019 and $50+ million in 2020 • Physical consolidation completed in 11 overlapped markets • Additional two facilities by Q2 2019 • All facility locations expected to be on the same ERP platform by summer 2019 • Supplier partnership and volume purchasing negotiations continue • Expense reductions in light of market conditions 4

Significant Acquisition Synergies from Cedar Creek

BlueLinx
America's Building Products Distributor

- 2018 exit annual run-rate synergies exceeded $30M
  - $15M ahead of original forecast
- Estimated costs to achieve synergies narrowed to be $25-$30M, down from original estimate of $40-$55M
- Up to $25M of potential gross proceeds remain on sale of owned real estate in overlap markets

EXPECTED YEAR-END RUN-RATE SYNERGIES



- Plan
- Actions completed ahead of plan synergies
$30M+
$15M+
$15M
$48M
$50M+
~40% General & Administrative
~30% Supply Chain & Network
~30% Procurement
2018E
2019E
2020E

OPPORTUNITIES

- Efficiency improvements
- Increased focus in response to Q4 2018 market conditions
- Overlap markets
- Route optimization
- Supplier rationalization
- Cost disparity

5

Commodity Lumber and Panel Price Volatility COMMODITY MARKET OUTLOOK • 2018 decline was largest in at least 20 years • First commodity price decline over 30% since 1998 • Commodity Lumber and Panels declined 41% and 36% respectively in 2H 2018; 22% and 23% in Q4 2018 • OSB price decline of 50% from June to December • BlueLinx does not speculate in commodity markets • Severity and speed of decline impacts wholesale two-step distribution 20-YEAR HISTORICAL COMMODITY PRICES $600 $525 $450 $375 -22% -41% $300 Composite Index -25% -29% -24% $225 -29% -29% $150 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Lumber Panels Source: Random Lengths Lumber % change (6 month period) 6

End-Use Market Outlook MARKET OUTLOOK • U.S. Single Family Housing Starts (SFHS) down 9.6% or 19k in Q4 2018 compared to Q4 2017 • January U.S. SFHS flat (+1.8%) YoY • Builders Confidence Index is positively growing with the single family housing market • U.S. unemployment rate remains at historically low levels; 3.9% at the end of 2018 • Tariffs and potential tariffs continue to add volatility to import quantities and pricing BUILDERS CONFIDENCE INDEX U.S. SINGLE FAMILY HOUSING STARTS NAHB Builders Confidence Index (%) (in 000s) U.S. Census Bureau, Seasonally Adjusted 90 2,000 80 1,800 70 1,600 60 1,400 Historical 1,200 Average 50 1,013K 1,000 40 800 30 600 20 400 10 200 0 0 1985 1988 1991 1994 1997 2000 2003 2006 2009 2012 2015 2018 1962 1969 1976 1983 1990 1997 2004 2011 2018 7

Strategic Initiatives Successful Integration Emphasize Sales Enhance of Cedar Creek Growth Margins • ~$3B of addressable • Increase local customer • Emphasis on products spend for cost savings interaction to grow market and markets with higher opportunities share margin profiles • Identifiable and • Develop and deploy best • Additional customized achievable cost savings of practices in selling solution offerings at least $50M through processes supply chain, G&A and • Maintain systematic procurement • Utilize broad product pricing discipline offering across vast distribution network 8

Financial Overview

Financial Summary – Fourth Quarter 2018 • Net Sales of $673M, up $239M • Pro forma Net Sales down $104M • Gross Profit of $81M, up $26M • Pro forma Gross Profit down $17M • Gross Margin of 12.1%, down 70 bps • Pro forma Gross Margin down 50 bps • Net Loss of $16M, including the following one-time items: • $6M acquisition-related legal, consulting, professional fees, and integration costs • Adjusted EBITDA of $7M • Pro forma Adjusted EBITDA down $13M • Excess Availability, including cash on hand, averaged $132M • Strong liquidity to meet business needs 10

Financial Summary – Full Year 2018 • Net Sales of $2,863M, up $1,047M • Pro forma Net Sales of $3,262M • Gross Profit of $332M1, up $101M • Pro forma Gross Profit of $394M • Gross Margin of 11.6%1 • Pro forma Gross Margin of 12.1% • Net Loss of $48M includes the following one-time items: • $25M acquisition related legal, consulting, professional fees, and integration costs • $13M Stock Appreciation Rights • $12M acquisition related inventory step-up charge • $7M partial multi-employer pension plan withdrawal charge • Adjusted EBITDA of $68M • Pro forma Adjusted EBITDA of $80M 1Reduced by acquisition related inventory step-up charge of $12M 11

Commodity Lumber and Panel Business Impacts Q4 ’17 vs. Q4 ’18 COMMODITY PRO FORMA NET SALES Q4 ’17 vs. Q4 ’18 COMMODITY PRO FORMA GROSS PROFIT ($3) ($38) ($14) ($38) $346 $30 $5 $18 $270 Q4 '17 Volume Price Q4 '18 Q4 '17 Volume Commodity LCNRV Q4 '18 Pressure Reversal KEY HIGHLIGHTS • Commodity sales volume impact strongly correlates to U.S. SFHS decline in Q4 • Pro forma Gross Profit down $14M due to commodity price deflation • Partially offset by $5M Lower of Cost or Net Realizable Value reversal • Commodity prices stabilized early 2019 • Commodity margins appear to be recovering in Q1 12

Strong Deleveraging Potential

BlueLinx
America's Building Products Distributor

$ in millions

Post Integration Estimated Annual Uses of Cash
(Assumes no Real Estate Sales)



~$120+
Unrealized Run-rate Synergies
~($20)
~($16)
~($22)
~($5)
~($2)
~($4)
~$50+
Adj. EBITDA Estimate[1]
ABL Interest[2]
Term Loan Interest[3]
Capital Lease Payments[3,4]
CapEx[3]
Cash Taxes[3,5]
Other[3,6]
Cash Available for Debt Reduction

Note: 9.29M outstanding shares as of March 1, 2019

[1]Adj. EBITDA Estimate = December '18 TTM Pro forma Adj. EBITDA plus $40M+ expected Unrealized Run-rate Synergies
[2]Illustrative example based on average ABL balance post acquisition
[3]Illustrative example based on annualized cash estimates by multiplying Q3 2018 and Q4 2018 by two
[4]2018 Capital Lease Principal ($7), Capital Lease Interest ($15)
[5]2018 Cash taxes primarily consist of state taxes due to Federal NOLs
[6]2018 comprised mostly of pension cash payments

13

Leverage Expected to Decline

BlueLinx
America's Building Products Distributor

$ in millions

	$ Amount	Leverage Ratio
Term Loan balance as of Q4 '18	$179	1.5x
Revolving Credit Facility balance as of Q4 '18 (ABL)	$333	2.8x
Appraised Real Estate Value ($150 - $160) Term loan permits - Up to $50 in sale leasebacks in 2019 - Sale of certain owned real estate in overlap markets (~$25)	$150	
Annual Estimated Cash Available for Debt Reduction	$50	

- Real Estate provides a potential 1.3x reduction to leverage
- Annual cash available for debt reduction could generate a 0.4x reduction to leverage
- Leverage ratios assume annual Pro forma Adjusted EBITDA of ~$120M

14

Real Estate and NOLs Overview $ in millions REAL ESTATE NOLs1 $159 $68 $150 - $160 4x Book Value $91 $37 - $40 Book Value Appraised Value Remaining NOLs NOLs used Remaining NOLs FY 2017 FY 2018 FY 2018 • Term loan permits up to $50 in sale leasebacks in • NOLs can be used against ordinary income, as 2019 and sale of specifically identified overlap market well as gains on real estate sales or sale properties (~$25) leasebacks • While our focus is on achieving at least $50+ in annual run-rate synergies, we will continue to assess our real estate portfolio as a source of capital 1Net Operating Losses listed above consist of only Federal NOLs; Due to the deemed change in ownership in 2017, the NOLs are subject to usual and customary limitations over the next 17 years 15

Appendix

Non-GAAP And Supplementary Financial Measures BlueLinx reports its financial results in accordance with GAAP, but we also believe that presentation of certain non-GAAP measures, as well as GAAP-based and non-GAAP supplemental financial measures, may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. We caution that non-GAAP measures and supplemental financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results. Adjusted EBITDA and Pro forma Adjusted EBITDA. We define Adjusted EBITDA as an amount equal to net income plus interest expense and all interest expense related items, income taxes, depreciation and amortization, and further adjusted for certain non-cash items and other special items, including compensation expense from share based compensation, one-time charges associated with the legal, consulting, and professional fees related to the Cedar Creek acquisition, and gains on sales of properties including amortization of deferred gains. We present Adjusted EBITDA because it is a primary measure used by management to evaluate operating performance and, we believe, helps to enhance investors’ overall understanding of the financial performance and cash flows of our business. We believe Adjusted EBITDA is helpful in highlighting operating trends. We also believe that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties in their evaluation of companies, many of which present an Adjusted EBITDA measure when reporting their results. However, Adjusted EBITDA is not a presentation made in accordance with GAAP, and is not intended to present a superior measure of the financial condition from those determined under GAAP. Adjusted EBITDA, as used herein, is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. Pro forma Adjusted EBITDA for any period is calculated in the same manner as Adjusted EBITDA, but also combines the historical results of BlueLinx for the three and twelve months ended December 28, 2018, and December 29, 2017, with the historical results of Cedar Creek for the three month period ended March 31, 2018, and twelve day period ended April 12, 2018, and the three and twelve months ended December 29, 2017, respectively, giving effect to the Cedar Creek acquisition and related adjustments as if the acquisition occurred on January 1, 2017. Debt to Pro forma Adjusted EBITDA. We present ratios of our term loan and ABL debt to our December Trailing Twelve Month Estimated Pro forma Adjusted EBITDA and expected unrealized annual run-rate synergies because we believe that they provide investors with an indication of our ability to meet our future financial obligations. We also believe that variations of debt to EBITDA ratios are measures that are frequently used by investors and ratings agencies. The debt to Pro forma Adjusted EBITDA ratios are calculated by dividing our term loan or ABL debt, as applicable, by our December Trailing Twelve Month Estimated Pro forma Adjusted EBITDA and $40M+ of expected unrealized run-rate synergies from the Cedar Creek acquisition. Supplemental Financial Measures. We completed the acquisition of Cedar Creek on April 13, 2018. As a result, Cedar Creek’s financial results are only included in the combined company’s reported financial results from the Closing Date forward. To supplement these reported results, we have provided GAAP-based and non-GAAP pro forma financial information of the combined company in this presentation that includes Cedar Creek’s financial results for the relevant periods prior to the Closing Date. This pro forma information combines the historical results of BlueLinx for the three and twelve months ended December 28, 2018, and December 29, 2017, with the historical results of Cedar Creek for the three month period ended March 31, 2018, and twelve day period ended April 12, 2018, and the three and twelve months ended December 29, 2017, respectively, giving effect to the Cedar Creek acquisition and related adjustments as if the acquisition occurred on January 1, 2017. 17

Adjusted EBITDA (In millions) (Unaudited) 2018 2017 2018 2017 Q4 Q4 Q4 YTD Q4 YTD Net (loss) income $ (16.2) $ 53.5 $ (48.1) $ 63.0 Adjustments: Depreciation and amortization 7.6 2.2 25.8 9.0 Interest expense 13.4 4.9 47.3 21.2 Provision for (Benefit from) income taxes (4.3) (54.2) (12.2) (53.4) Gain from sales of property — — — (6.7) Amortization of deferred gain (1.3) — (5.1) — Share-based compensation expense 0.6 0.7 15.3 2.5 Multi-employer pension withdrawal 0.6 — 7.1 — Inventory step-up adjustment — — 11.8 — Merger and acquisition costs(1) 6.4 — 25.5 — Restructuring, severance, and legal (0.1) 2.8 1.0 8.3 Adjusted EBITDA $ 6.8 $ 9.8 $ 68.5 $ 43.9 (1) Reflects primarily legal, professional and other integration costs related to the Cedar Creek acquisition 18

Pro forma Adjusted EBITDA (In millions) (Unaudited) 2018 2017 2018 2017 Q4 Q4 Q4 YTD Q4 YTD Net (loss) income $ (11.4) $ 57.1 $ (18.1) $ 32.7 Adjustments: Depreciation and amortization 7.6 6.8 31.2 27.9 Interest expense 13.4 9.9 53.2 42.3 Provision for (Benefit from) income taxes (2.6) (58.0) (4.5) (62.3) Gain from sales of property — — — (6.7) Amortization of deferred gain (1.3) (0.4) (5.1) (1.4) Share-based compensation expense 0.6 0.7 15.3 2.5 Multi-employer pension withdrawal 0.6 — 7.1 5.5 Inventory step-up adjustment — — — 11.8 Merger and acquisition costs(1) — — — 44.3 Restructuring, severance, and legal (0.1) 3.6 1.0 5.3 Adjusted EBITDA $ 6.8 $ 19.6 $ 80.0 $ 101.7 (1) Reflects primarily legal, professional and other integration costs related to the Cedar Creek acquisition 19

Please reference our Earnings Release and 10-K available on our website www.BlueLinxCo.com